UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2002

GRANITE CONSTRUCTION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of principal executive offices) (Zip Code)

(831) 724-1011
Registrant’s telephone number, including area code

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Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1
Exhibit 99.2

Item 5. Other Events

     On August 14, 2002, David H. Watts and William E. Barton, the principal executive officer and principal financial officer, respectively, of Granite Construction Incorporated (the “Company”), each filed with the Securities and Exchange Commission a written statement under oath regarding facts and circumstances relating to filings of the Company under the Securities Exchange Act of 1934 (the “Exchange Act”) pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Exchange Act. The Company is filing copies of such statements as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.

Item 7. Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibits are attached hereto and filed herewith:

Exhibit
Number

99.1	Statement under Oath of Principal Executive Officer regarding Facts and Circumstances relating to Exchange Act Filings.

99.2	Statement under Oath of Principal Financial Officer regarding Facts and Circumstances relating to Exchange Act Filings.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

Date:	August 14, 2002	By:	/s/ William E. Barton

William E. Barton Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
Number	Document

99.1	Statement under Oath of Principal Executive Officer regarding Facts and Circumstances relating to Exchange Act Filings.

99.2	Statement under Oath of Principal Financial Officer regarding Facts and Circumstances relating to Exchange Act Filings.

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